                                                  Filed Pursuant to Rule 497(h)
                                                     Registration No. 333-73134
PROSPECTUS

                               7,800,000 Shares

                Alliance California Municipal Income Fund, Inc.

                                 Common Shares

                               $15.00 per share

                                 -------------

   Investment Objective. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek to provide high current income exempt from regular federal and California income tax. The Fund cannot assure you that it will achieve its investment objective.

   Investment Policies. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its net assets in municipal bonds paying interest that is exempt from regular federal and California income tax. Normally, the Fund will invest at least 75% of its net assets in investment grade municipal bonds (i.e., rated Baa or BBB or higher) or unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the federal alternative minimum tax, but may invest without limit in municipal bonds paying interest that is subject to the federal alternative minimum tax.

   Preferred Shares. Within approximately one to three months after completion of this offering of common shares, the Fund intends to offer preferred shares representing approximately 40% of the Fund's capital immediately after the issuance of such preferred shares. This issuance of preferred shares will leverage your investment in the Fund's common shares. There can be no assurance, however, that preferred shares representing such percentage of the Fund's capital will be issued. The use of preferred shares to leverage the Fund's common shares entails certain risks.

                                 -------------

   Before buying any common shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 18. These risks are summarized in "Prospectus Summary--Special Risk Considerations" beginning on page 4.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at discounts from their net asset values. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is "AKP."

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                        Per Share    Total
                                        --------- ------------
                  Public Offering Price  $ 15.00  $117,000,000
                  Sales Load             $ 0.675  $  5,265,000
                  Proceeds to the Fund   $14.325  $111,735,000

   The Fund will pay organizational and offering expenses estimated at $234,000 from the proceeds of the offering. Alliance Capital Management L.P., the Fund's investment adviser, has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share.

   The Underwriters expect to deliver the common shares to purchasers on or about January 31, 2002.

                                 -------------


                             Salomon Smith Barney

A.G. Edwards & Sons, Inc. Prudential Securities               UBS Warburg

                          Wells Fargo Van Kasper, LLC
January 28, 2002

  (Continued from previous page)

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated January 28, 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 35 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 227-4618 or by writing to the Fund at 1345 Avenue of the Americas, New York, New York 10105, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   The Underwriters named in this Prospectus may purchase up to 1,170,000 additional common shares from the Fund within 45 days from the date of this Prospectus under certain circumstances.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

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                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
       Prospectus Summary...........................................   1
       Summary of Fund Expenses.....................................   8
       The Fund.....................................................  10
       Use of Proceeds..............................................  10
       The Fund's Investments.......................................  10
       Preferred Shares and Related Leverage........................  16
       Risks........................................................  18
       Management of the Fund.......................................  22
       Net Asset Value..............................................  23
       Dividends and Distributions..................................  24
       Dividend Reinvestment Plan...................................  24
       Description of Shares........................................  26
       Repurchase of Common Shares; Conversion to Open-End Fund.....  30
       Tax Matters..................................................  31
       Underwriting.................................................  32
       Custodian and Transfer Agent.................................  34
       Legal Matters................................................  34
       Table of Contents for the Statement of Additional Information  35

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   Until February 22, 2002 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information ("SAI").

The Fund..............  Alliance California Municipal Income Fund, Inc. (the
                          "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are California residents.

The Offering..........  The Fund is offering 7,800,000 shares of its common stock, par value $.001 per share ("Common Shares"), at $15.00 per share, through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, and Wells Fargo Van Kasper, LLC. You must purchase at least 100 shares. The Fund has given the Underwriters an option to purchase up to 1,170,000 Common Shares to cover orders in excess of 7,800,000 Common Shares. See "Underwriting."

Investment Objective
  and Policies........  The Fund's investment objective is to seek to provide high current income exempt from regular federal and California income tax. Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal and California income tax ("California Municipal Bonds"). As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in California Municipal Bonds. In addition, the Fund will normally invest at least 75% of its net assets in California Municipal Bonds that, at the time of investment, are of investment grade quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Service ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined to be of comparable quality by the Fund's investment adviser, Alliance Capital Management L.P. ("Alliance"). The Fund may invest up to 25% of its net assets in California Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or, if unrated, determined to be of comparable quality by Alliance. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.

                        While the Fund intends to invest primarily in municipal
                          bonds that pay interest that is not subject to the federal alternative minimum tax ("AMT"), it may invest without limit in AMT-subject municipal bonds. Investors who are subject to the AMT or would become subject to the AMT by investing in Common Shares should consult with their tax advisers before purchasing Common Shares. See "Tax Matters."

                        The Fund may at times use certain types of investment
                          techniques in managing the Fund's portfolio, which themselves may involve additional risks. The techniques include investment derivatives, such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors.

                        The Fund cannot assure you that it will attain its
                          investment objective. See "The Fund's Investments."

Proposed Offering of
  Preferred Shares....  Subject to market conditions, approximately one to three months after completion of this offering, the Fund intends to offer shares of preferred stock ("Preferred Shares") representing approximately 40% of the Fund's capital after their issuance. The issuance of Preferred Shares will leverage your investment in Common Shares. The use of leverage entails special risks. There is no assurance that the Fund will issue Preferred Shares or that, if issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." Although the timing and terms of the Preferred Shares offering will be determined by the Fund's Board of Directors, it is anticipated that the Preferred Shares will pay dividends that would be adjusted periodically and that the dividend rate will be set by auction, remarketing or other procedures and will be based on prevailing short-term rates.

                        The Fund will invest the net proceeds that it obtains
                          from selling the Preferred Shares in accordance with the Fund's investment objective and policies. The Fund anticipates that its portfolio investments will produce yields higher than short-term debt securities and that the spread between the short-term rates paid by the Fund to holders of Preferred Shares ("Preferred Shareholders"), and the rates received by the Fund from its investments at longer-term rates (minus the expenses associated with the Preferred Shares) will provide holders of Common Shares ("Common Shareholders") with a potentially higher yield than if no Preferred Shares were issued. The Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield on your Common Shares. You should note that the use of leverage entails certain risks for Common Shareholders, including higher volatility of both the net asset value ("NAV") and market value of the Common Shares. Fluctuations in the dividend rates on the Preferred Shares may affect the return to Common Shareholders. If the Fund were fully invested and if the spread between the respective yields on the Fund's portfolio investments and short-term debt securities were to decrease, then net investment income available for distribution to Common Shareholders would decline. See "Preferred Shares and Related Leverage" and "Description of Shares--Preferred Shares."

Special Tax
  Considerations......  Because under normal circumstances the Fund will invest substantially all of its net assets in municipal bonds that pay interest that is exempt from regular federal and California income tax, distributions of the Fund's interest income that you receive will ordinarily be exempt from regular federal and California income taxes. However, a portion of such distributions may be subject to the AMT because the Fund may invest in AMT-subject municipal bonds. Net capital gain and other taxable income, if any, earned by the Fund will be allocated proportionately to Common Shareholders and Preferred Shareholders based on the percentage of total dividends paid to each class for that year. Distributions of any such net capital gain or other taxable income will be taxable to shareholders. See "Tax Matters."

Investment Adviser....  Alliance will be the Fund's investment adviser. Subject to the supervision of the Board of Directors, Alliance will provide investment advisory services and order placement facilities for the Fund. Alliance will receive an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets. Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2001 totaling approximately $454 billion. Alliance provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions, and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities; individual investors by means of retail mutual funds sponsored by Alliance; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services. See "Management of the Fund."

Distributions.........  The Fund intends to distribute monthly its net investment income to Common Shareholders. It is expected that the first monthly dividend on the Fund's Common Shares will be declared approximately 45 days, and paid approximately 60 to 90 days, after completion of this offering. From and after issuance of the Preferred Shares, monthly distributions to Common Shareholders will consist of net investment income remaining after the payment of dividends on outstanding Preferred Shares, if any. Net capital gains, if any, will be distributed at least annually to Common Shareholders to the extent such net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of any Preferred Shares. If the Fund is unable to maintain adequate asset coverage with respect to its Preferred Shares, its ability to make distributions on its Common Shares will be limited, which may have adverse tax consequences for the Fund and Common Shareholders. See "Dividends and Distributions" and "Tax Matters."

Dividend Reinvestment
  Plan................  Under the Fund's Dividend Reinvestment Plan (the
                          "Plan"), Common Shareholders may elect to have all of their dividends and other distributions from the Fund automatically invested in additional Common Shares. Shareholders whose Common Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether and how they may elect to participate in the Plan. Common Shares acquired under the Plan may be either newly issued or acquired in the secondary market, as provided in the Plan. See "Dividend Reinvestment Plan."

Repurchase of Shares..  The Fund may, from time to time, repurchase or make a tender offer for its Common Shares in an attempt to reduce or eliminate significant market discounts from NAV. There can be no assurance that such repurchases and tender offers will take place or that, if made, they will result in the Fund's Common Shares trading at a price that is equal to their NAV or reduce or eliminate any market value discount. See "Repurchase of Common Shares; Conversion to Open-End Fund."

Listing...............  The Common Shares have been approved for listing on the
                          New York Stock Exchange, Inc. (the "Exchange"), subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is "AKP." See "Description of Shares--Common Shares."

Custodian and Transfer
  Agent...............  State Street Bank & Trust Company will serve as custodian of the Fund's assets. Equiserve Trust Company, N.A. will serve as transfer agent, dividend-paying agent and registrar. See "Custodian and Transfer Agent."

Market Price of Shares  Shares of closed-end investment companies frequently trade at prices lower than their NAV. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV. The Fund cannot assure you that Common Shares will trade at a price higher than NAV in the future. NAV will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to NAV, the market price of the Common Shares may be affected by such factors relating to the Fund and its portfolio holdings as market supply of and demand for Common Shares, the Fund's investment performance, dividend levels (which are in turn affected by expenses), dividend stability, and portfolio credit quality and liquidity. See "Preferred Shares and Related Leverage," "Risks," "Description of Shares," and "Repurchase of Common Shares; Conversion to Open-End Fund" in this Prospectus, and the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Special Risk
  Considerations......  No Operating History.  The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

                        Interest Rate Risk.  This is the risk that changes in
                          interest rates will adversely affect the yield or value of the Fund's investments in California Municipal Bonds. Generally, when market interest rates fall, municipal bond prices rise, and vice versa. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of longer-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the Common Share NAV and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. The Fund's use of leverage will tend to increase Common Share interest rate risk for the reasons discussed below under "--Leverage Risk."

                        Credit Risk.  Credit risk is the risk that one or more
                          municipal bonds in the Fund's portfolio will decline in price, or that its issuer will fail to pay interest or principal when due, because the issuer of the municipal bond experiences a decline in its financial status. The Fund may invest up to 25% (measured at the time of investment) of its net assets in municipal bonds that are rated below investment grade or, if unrated, determined to be of comparable quality by Alliance. The prices of these lower grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade municipal bonds. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

                        Concentration Risk.  The Fund's policy of investing
                          substantially all of its assets in California Municipal Bonds makes the Fund more susceptible to adverse economic, political or regulatory risks affecting the issuers of such bonds. As a result of popular initiative and legislative activity, the ability of the State of California (the "State") and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. In addition, during the past year California has experienced difficulties with the prices of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. For a discussion of economic and other conditions in California, see "Risks--Concentration Risk" and Appendix C to the SAI.

                        Leverage Risk.  The use of leverage through the
                          issuance of Preferred Shares creates an opportunity for increased Common Share net income, but also entails special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that dividends on Preferred Shares will be based on shorter-term municipal bond rates of return (which would be redetermined periodically), and that the Fund will invest the net proceeds of the Preferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Fund's municipal bond portfolio provides a higher rate of return (net of Fund expenses) than the Preferred Shares dividend rate, as reset periodically, the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the Preferred Shares dividend rate could exceed the rate of return on long-term municipal bonds and other investments held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders.

                          Investment by the Fund in derivative instruments may amplify the effects of leverage and, during periods of rising interest rates, may adversely affect the Fund's income and distributions to Common Shareholders. See "The Fund's Investments" for a discussion of derivative instruments. Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk. The use of leverage involves two major types of risks for Common
                          Shareholders:

                              . The likelihood of greater volatility of NAV and market price of Common Shares, because changes in the value of the Fund's municipal bond portfolio (including municipal bonds bought with proceeds of the Preferred Shares offering) are borne entirely by the Common Shareholders; and

                              . The risks either that Common Share income will fall if the Preferred Shares dividend rate rises, or that Common Share income will fluctuate because the Preferred Shares dividend rate varies.

                          Because the management fees received by Alliance are based on the total net assets of the Fund (including assets acquired with the proceeds of the Preferred Shares), Alliance has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between Alliance and the Common Shareholders.

                        Municipal Bond Market Risk.  This is the risk that
                          special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in municipal bonds or other municipal securities. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Alliance than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below investment grade municipal bonds in which the Fund may invest, also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

                        Non-Diversification.  Because the Fund is classified as
                          "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

                        Anti-Takeover Provisions.  The Fund's Charter (the
                          "Charter") and Bylaws (together, the "Charter Documents") include provisions that could limit (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund's freedom to engage in certain transactions; or (iii) the ability of the shareholders to amend the Charter Documents, effect changes in the Fund's management, or convert the Fund to open-end status. See "Description of Shares--Certain Provisions of the Charter Documents." These provisions in the Charter Documents could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

                           SUMMARY OF FUND EXPENSES

   The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares and assumes the issuance of Preferred Shares in an amount equal to 40% of the Fund's capital (after their issuance). Footnote 2 to the table shows these estimated expenses as a percentage of total net assets (attributable to both Common Shares and Preferred Shares).

   Shareholder Transaction Expenses
       Sales Load Paid by You (as a percentage of offering price).....    4.5%
       Dividend Reinvestment Plan Fees................................ None(1)

                                                            Percentage of Net Assets
                                                        Attributable to Common Shares(2)
                                                        --------------------------------
   Annual Expenses
   Management Fees.....................................               1.11%
   Other Expenses......................................                .52%
                                                                      ----
   Total Annual Expenses...............................               1.63%
   Fee and Expense Reimbursement (Years 1-5)...........               (.51)%(3)
                                                                      ----
   Total Net Annual Expenses (Years 1-5)...............               1.12%(3)
                                                                      ====

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(1) You will pay brokerage charges if you direct the Plan Agent (as defined) to sell your Common Shares held in a dividend reinvestment account.

(2) Stated as percentages of the Fund's estimated total net assets attributable to Common Shares and assuming the issuance of Preferred Shares. Assuming the issuance of Preferred Shares in an amount equal to 40% of the Fund's capital (after their issuance), the Fund's estimated expenses would be as follows:

                                                               Percentage of
                                                              Total Net Assets
                                                              ----------------
Annual Expenses
Management Fees..............................................        .65%
Other Expenses...............................................        .31%
                                                                    ----
Total Annual Expenses........................................        .96%
Fee and Expense Reimbursement (Years 1-5)....................       (.30)%(3)
                                                                    ----
Total Net Annual Expenses (Years 1-5)........................        .66%(3)
                                                                    ====

(3) Alliance has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9, and .05% in year 10. Without the reimbursement, "Total Annual Expenses" would be estimated to be 1.63% of average daily net assets attributable to Common Shares and .96% of average daily net assets attributable to both Common and Preferred Shares. Alliance has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price) of the Fund.

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 7,800,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 1.12% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.55% in year 10 and (2) a 5% annual return: (1)

  1 year                3 years                5 years                10 years
  ------                -------                -------                --------
   $56                    $79                   $104                    $192

   The example should not be considered a representation of future expenses or the Fund's return. Actual expenses and return may be greater or less than that shown.
--------
(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described below and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. Assuming the issuance of Preferred Shares in an amount equal to 40% of the Fund's capital after their issuance and otherwise on the assumptions in the example, the expenses you would pay would be: 1 year $51; 3 years $65; 5 years $80; and 10 years $134. Assumes reimbursement of fees and expenses of .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9, and .05% in year 10. Alliance has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012. See "Management of the Fund--The Adviser" in the SAI.

                                   THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on November 9, 2001. The Fund has no operating history. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (212) 969-1000. The Fund is designed to provide tax benefits to investors who are California residents.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately $111,501,000 (or $128,226,150 if the Underwriters exercise the over-allotment option in full) after payment of a portion of the estimated organizational and offering costs payable by the Fund. Alliance has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund presently anticipates that it will be able to invest substantially all of the net proceeds in municipal bonds that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, the Fund anticipates that the proceeds of the offering will be primarily invested in high-quality short-term tax-exempt money market securities or in high-quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate term securities) although the Fund may invest in short-term taxable investments to the extent that suitable tax-exempt investments are not available.

                            THE FUND'S INVESTMENTS

Investment Objective and Policies

  Investment Objective.

   The Fund's investment objective is to seek to provide high current income exempt from regular federal and California income tax.

  Investment Policies.

   Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal and California state income tax. As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in California Municipal Bonds. The Fund will normally invest at least 75% of its net assets in California Municipal Bonds that at the time of investment are of investment grade quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or, if unrated, determined to be of comparable quality by Alliance. The Fund may invest up to 25% of its net assets in California Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or, if unrated, determined to be of comparable quality by Alliance. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics. See "Risks--Concentration Risk" below and Appendix C to the SAI for a general description of the economic and credit characteristics of municipal issuers in California.

   The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Alliance subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Alliance may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the SAI.

   While the Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the AMT, it may invest without limit in municipal bonds that pay interest that is subject to the AMT. Investors who are subject to the AMT or would become subject to the AMT by investing in Common Shares should consult with their tax advisers before purchasing Common Shares. Special AMT rules apply to corporate holders of Common Shares. In addition, any capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

   The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses in addition to the Fund's own expenses. See "--Other Investment Companies" below.

   The Fund may purchase municipal bonds that are subject to credit enhancements, such as insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated A or higher by Moody's, S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Common Shares.

   For temporary or for defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal and California income taxes. For more information, see "Tax Matters" in the SAI.

   The Fund's investment objective, its policy of investing at least 80% of its net assets in California Municipal Bonds, and its investment restrictions (see "Investment Restrictions" in the SAI) are fundamental and, under the 1940 Act, cannot be changed without the approval of a "majority of the outstanding" voting shares of the Fund. A "majority of the outstanding" voting shares of the Fund (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. Subsequent to the issuance of Preferred Shares, the Fund's investment objective and fundamental policies may not be changed without the approval of a majority of the outstanding Common Shares and Preferred Shares voting together and a majority of the outstanding Preferred Shares voting separately by class. See "Description of Shares--Preferred Shares--Voting Rights" below for additional information with respect to the voting rights of Preferred Shareholders. Unless stated otherwise, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. When an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.

Municipal Bonds

   Municipal bonds are typically classified as either general obligation or revenue (or special tax) bonds and are typically issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations when Alliance believes the issuer has a strong incentive to continue making appropriations until maturity.

   The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The California Municipal Bonds in which the Fund will invest are generally issued by the State, a city in the State, or a political subdivision, agency, authority, or instrumentality of the State or such city.

   The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Other Municipal Securities

   The Fund intends to invest a substantial portion of its assets in longer-term municipal bonds, but it may, although it does not currently intend to do so, invest in municipal notes, which may be either general obligation or revenue securities. These securities are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year.

   Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

   Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, long-term municipal bonds provide the money for the repayment of the notes.

   Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Derivatives

   The Fund may use derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates bond indices and stock indices. Generally, there are four types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created. While the Fund does not currently intend to utilize any of these types of derivative instruments, it reserves the flexibility to use these techniques under appropriate circumstances. Derivatives can be used to earn income or protect against risk, or both. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investment portfolio, or to obtain exposure to otherwise inaccessible markets. The Fund will generally use derivatives primarily as direct investments in order to enhance yields. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The successful use of derivatives depends upon Alliance's ability to assess the risk that a derivative adds to the Fund's portfolio and to forecast price and interest rate movements correctly. Since many derivatives may have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative.

   Futures Contracts and Options on Futures Contracts. While the Fund does not currently intend to do so, it may buy and sell futures contracts on municipal securities or U.S. Government securities and contracts based on interest rates or financial indices, including any index of municipal bonds or U.S. Government securities.

   Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased, and futures contracts purchased and sold, by the Fund will be traded on U.S. exchanges and will be used only for hedging purposes.

   Interest Rate Transactions (Swaps, Caps, and Floors). While the Fund does not currently intend to do so, it may enter into interest rate swap, cap, or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

   Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

Other Investment Companies

   The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when Alliance believes that share prices of other investment companies offer attractive values. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's advisory and other fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and subject to the same leverage risks described in this Prospectus, thus effectively subjecting Common Shareholders to increased leverage. As discussed under the section entitled "Risks," the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Alliance will consider all relevant factors, including expenses and leverage, when evaluating the investment merits of an investment in another investment company relative to available municipal bond investments.

Repurchase Agreements

   While the Fund does not currently intend to do so, it may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will require continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Variable and Floating Rate Instruments

   Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

   The Fund may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

   The Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

When-Issued, Delayed Delivery and Forward Commitment Transactions

   The Fund may purchase or sell municipal bonds on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

   When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

   The use of forward commitments may help the Fund protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 10% of its total assets.

   The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Fund will enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Zero Coupon Bonds

   Zero coupon bonds are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such securities. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Even though the Fund does not receive any interest on zero coupon bonds during their life, it nonetheless accrues income with respect to such bonds and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences. Zero coupon bonds usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Future Developments

   The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                     PREFERRED SHARES AND RELATED LEVERAGE

   Subject to market conditions, approximately one to three months after completion of this offering, the Fund intends to offer Preferred Shares representing approximately 40% of the Fund's capital after their issuance. Preferred Shares would have complete priority over Common Shares upon distribution of the Fund's assets. The issuance of Preferred Shares will leverage your investment in Common Shares. The use of leverage entails special risks. There is no assurance that the Fund will issue Preferred Shares or that, if issued, the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Directors, it is anticipated that the Preferred Shares will pay dividends that would be adjusted periodically and the dividend rate will be set by auction, remarketing or other procedure and will be based on prevailing short-term rates.

   The Fund will invest the net proceeds that it obtains from selling the Preferred Shares in accordance with the Fund's investment objective and policies. The Fund anticipates that the Fund's portfolio investments will continue to produce yields higher than those on short-term debt securities and that this spread, representing the difference between the short-term rates paid by the Fund to Preferred Shareholders and the rates received by the Fund from its investments at long-term rates (minus the expenses of the Preferred Shares), will provide Common Shareholders with a potentially higher yield than if no Preferred Shares were issued. The Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield on your Common Shares. You should note that the use of leverage entails certain risks for Common Shareholders, including higher volatility of both NAV and market value of the Common Shares.

   Changes in the value of the Fund's municipal bond portfolio (including municipal bonds bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the management fees paid to Alliance will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of the Preferred Shares.

   For tax purposes, the Fund will be required, assuming issuance of Preferred Shares, to allocate net capital gain and other taxable income, if any, between the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund may have to pay higher total dividends to Preferred Shareholders or make dividend payments intended to compensate Preferred Shareholders for the unanticipated characterization of a portion of their dividends as taxable ("Gross-up Dividends"). This may reduce the advantage of the Fund's leveraged structure to Common Shareholders.

   Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by Preferred Shareholders, voting separately as a class. The remaining Directors of the Fund will be elected by Common Shareholders and Preferred Shareholders voting together as a single class. In the event the Fund failed to pay dividends on Preferred

Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Board of Directors of the Fund.

   The Fund is likely to be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede Alliance from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

   The Fund may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   Assuming that the Preferred Shares will represent approximately 40% of the Fund's capital and pay dividends at an annual average rate of 2.50%, the income generated by the Fund's portfolio (net of expenses) would have to exceed 1.00% in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate identified above.

   The following table is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio returns (consisting of income and changes in the value of the municipal bonds held in the Fund's portfolio) of -10%, -5%, 0%, 5%, and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing 40% of the Fund's total capital, a 5.25% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Preferred Share dividend rate of 2.50%.

Assumed Portfolio Return. (10.00)%  (5.00)%  0.00%  5.00% 10.00%
Common Share Total Return (18.33)% (10.00)% (1.67)% 6.67% 15.00%

   Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Fund owns. The table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

   Unless and until Preferred Shares are issued, the Common Shares would only be leveraged, if at all, through the use of derivatives and short-term borrowing.

                                     RISKS

   The NAV of the Common Shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, concentration risk, leverage risk and derivatives risk. An investment in Common Shares will be subject to, among other things, market discount risk, municipal bond market risk, and inflation risk. These and other risks are more fully described below.

Newly Organized

   The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Interest Rate Risk

   Interest rate risk is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in municipal bonds. Generally, when interest rates fall, bond prices rise, and vice versa. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of long-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the Common Share NAV and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Credit Risk

   Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price or that the issuer will fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's NAV or dividends. The Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade by Moody's, S&P or Fitch or that are unrated but determined to be of comparable quality by Alliance. The prices of these lower-grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.

Concentration Risk

   As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in California Municipal Bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Bonds. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

   State and local government obligations may be adversely affected by political and economic conditions and developments within the State and the nation as a whole. With respect to an investment in the Fund, as a result of popular initiative and legislative activity, the ability of the State and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

   Recently, the State's financial position has weakened, reflecting slow-downs in the technology sector and other factors. Nevertheless, the State's economy continued to outperform the nation as a whole. During the past year, the State has experienced difficulties with the prices of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. Because of capacity constraints in electric generation and transmission, State utilities have been forced to purchase wholesale power at high prices. While the government of the State and the Federal Energy Regulatory Commission are considering further actions to deal with the shortcomings of the State's energy market, it is not possible to predict what the long-term impact of these developments will be on the State's economy. Such fuel and energy issues could have severe adverse effects on the State's economy. In turn, these recent developments regarding energy in the State may adversely influence the Fund's performance.

   Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

   The value of the State municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt municipal bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates. Recently, the ratings agencies have downgraded the State's municipal bond ratings, although they remain investment grade, reflecting the weakening of the State's financial position.

   There can be no assurance that there will not be a decline in economic condition or that particular State municipal securities in the portfolio of the Fund will not be adversely affected by any changes.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds. This information has not been independently verified.

   For a more detailed description of these and other risks affecting investment in California Municipal Bonds, see "Appendix C--Factors Pertaining to California" in the SAI.

Leverage Risk

   The use of leverage through the issuance of Preferred Shares creates an opportunity for increased Common Share net income, but also involves special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy involving Preferred Shares will be successful. If the Preferred Shares are issued, the NAV and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. See "Description of Shares--Preferred Shares." Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the long-term municipal bonds in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund has net capital gain or other taxable income that is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund may have to pay higher total dividends or Gross-up Dividends to Preferred Shareholders, which may reduce the advantage of the Fund's leveraged structure to Common Shareholders without reducing the associated risk. See "Preferred Shares and Related Leverage." Accordingly, the Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to Common Shareholders.

   Similarly, any decline in the value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in NAV to Common Shareholders than if the Fund were not leveraged. Such greater NAV decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may also invest in derivative instruments, which may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's NAV per share and income and distributions to Common Shareholders. See "The Fund's Investments" and the SAI under "Investment Objective and Policies--Derivative Investments."

Derivatives Risk

   The Fund may use derivatives to achieve its investment objective. In addition to the credit risk of the counterparty to a derivatives transaction, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant underlying assets, rates or indexes.

Market Discount Risk

   Shares of closed-end management investment companies frequently trade at a discount from their NAV. See "Repurchase of Common Shares; Conversion to Open-End Fund."

Municipal Bond Market Risk

   This is the risk that special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in California Municipal Bonds or other municipal securities. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Alliance than would be the case for a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade municipal bonds in which the Fund may invest, also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage any assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

Non-Diversification Risk

   Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

Reinvestment Risk

   Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the Fund's overall returns.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

                            MANAGEMENT OF THE FUND

Directors and Officers

   The Fund's business and affairs are managed under the direction of the Fund's Board of Directors. There are currently eight Directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and seven of whom are not "interested persons." The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Advisory Services

   Alliance, 1345 Avenue of the Americas, New York, New York 10105, will be the Fund's investment adviser. Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2001 totaling approximately $454 billion. Alliance provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions, and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities; individual investors by means of retail mutual funds sponsored by Alliance, and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

   Alliance will provide investment advisory services and order placement facilities for the Fund. For these services, the Fund will pay Alliance a monthly advisory fee at an annual rate of .65% of the Fund's average daily net assets and will also reimburse Alliance for the cost of providing certain administrative services. Alliance has voluntarily agreed to waive fees or reimburse the Fund for certain expenses as described in "Summary of Fund Expenses" above. In addition, Alliance has agreed to pay all organizational and offering costs that exceed $0.03 per Common Share.

   The employees of Alliance principally responsible for the Fund's investment program will be Mr. David M. Dowden and Mr. Terrance T. Hults. Mr. Dowden is a Vice President of Alliance Capital Management Corporation ("ACMC"), the general partner of Alliance, with which he has been associated since 1994 serving in the capacity of management of municipal securities investments. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995 serving in the capacity of management of municipal securities investments.

   The Fund's SAI includes more detailed information about Alliance and other Fund service providers.

Legal Proceedings

   On April 25, 2001, an amended class action complaint entitled Miller et al.
v. Mitchell Hutchins Asset Management, Inc. et al. (the "amended Miller complaint"), was filed in federal district court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD") and other defendants alleging violations of the 1940 Act and breaches of common law fiduciary duty.

   The allegations in the amended Miller complaint concern six mutual funds with which Alliance has investment advisory agreements, including the Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, The Alliance Fund and Alliance Disciplined Value Fund. The principal allegations of the amended complaint are that (i) certain advisory agreements concerning these funds were negotiated, approved and executed in violation of the 1940 Act, in particular because certain directors of these funds should be deemed interested persons under the 1940 Act, (ii) the distribution plans for these funds were negotiated, approved and executed in violation of the 1940 Act, and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty.

   Alliance and AFD believe that the plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

   On December 7, 2001, a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund ("Premier Growth Fund") alleging violation of the 1940 Act. On December 21, 2001, a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in federal district court in the Middle District of Florida, Tampa Division, against Alliance and Premier Growth Fund alleging violation of the 1940 Act. The principal allegations of the Benak Complaint and the Roy Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and, as a consequence thereof, the investment advisory fees paid to Alliance by the Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiffs alleged were caused by the alleged breach of the duty of loyalty. Plaintiffs in the Benak Complaint and the Roy Complaint seek recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. Alliance believes the plaintiffs' allegations are without merit and intends to vigorously defend against these allegations. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

   The Fund is not a party to the above litigation and does not own bonds or other securities of Enron. While Alliance has no knowledge of additional litigation involving issues concerning Enron similar to those alleged in the Benak Complaint or any other litigation, it is unable to conclude whether or not additional actions may be filed or, if filed, to evaluate the impact of these actions on Alliance's results of operations or financial condition.

                                NET ASSET VALUE

   The Fund intends to calculate and make available daily the NAV of its Common Shares. The NAV per Common Share will be determined as of the close of trading on the Exchange each day the Exchange is open. To calculate NAV, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance, called net assets attributable to Common Shares, is divided by the total number of the Fund's Common Shares then outstanding.

   For purposes of this computation, portfolio securities are valued at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments having a maturity of 60 days or less will be generally valued at amortized cost.

                          DIVIDENDS AND DISTRIBUTIONS

   The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared and paid monthly to Common Shareholders. The Fund expects that the first monthly dividend on its Common Shares will be declared approximately 45 and paid approximately 60 to 90 days after delivery of the shares offered hereby. From and after issuance of the Preferred Shares, if any, monthly distributions of Common Shares will consist of any net investment income remaining after the payment of dividends on the Preferred Shares. Net capital gains, if any, will be distributed at least annually to Common Shareholders to the extent such net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of any Preferred Shares. For tax purposes, the Fund will be required, assuming issuance of Preferred Shares, to allocate net capital gain and other taxable income, if any, between Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. See "Tax Matters." While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless, at the time of such declaration, (a) all accrued Preferred Shares dividends have been paid and (b) the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                          DIVIDEND REINVESTMENT PLAN

   Pursuant to the Plan, all Common Shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional Common Shares by Equiserve Trust Co., N.A. (the "Plan Agent"), as agent under the Plan. Otherwise, the shareholder will receive distributions as cash. Generally, Common Shareholders whose shares are held in the name of a broker or nominee may elect to automatically have distributions reinvested by the broker or the nominee in additional shares under the Plan. Common Shareholders whose Common Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether and how they may participate in the Plan.

   The Plan Agent will furnish you with written information relating to the Plan. Included in such information will be procedures for electing to participate in the Plan. Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to Common Shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent, as the dividend paying agent.

   If the Board authorizes an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as Common Shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares of the Fund valued as follows:

      (i) if the Common Shares are trading at NAV or at a premium above NAV at the time of valuation, the Fund will issue new shares at the greater of NAV or 95% of the then current market price; or

      (ii) if the Common Shares are trading at a discount from NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's Common Shares in the open market, on the Exchange or elsewhere, for the participants' accounts.

   Such purchase will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities laws. If the market price exceeds the NAV of a Common Share before the Plan Agent has completed its purchases, the average purchase price per share paid by the Plan Agent may exceed the NAV of the Fund's Common Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been in shares issued by the Fund.

   The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, or, if applicable, a broker or nominee on behalf of a participant. Each shareholder's proxy will include those shares purchased pursuant to the Plan. Share certificates will not be issued in the name of individual Plan participants.

   There is no direct charge to participants for reinvesting dividends and capital gains distributions. The fees of the Plan Agent for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will bear a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions paid in cash.

   The automatic reinvestment of income and capital gains distributions will not relieve participants of any income tax that may be payable on such income and capital gains distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any income or capital gains distributions paid subsequent to written notice of the change sent to the Plan participant at least 90 days before the date of such income or capital gain distribution. The Plan may also be amended or terminated by the Plan Agent, with the Fund's prior consent, on at least 90 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to the Plan Agent at P.O. Box 43011, Providence, RI 02940-3011 or by telephone at (800) 219-4218.

                             DESCRIPTION OF SHARES

Common Shares

   The Charter authorizes the issuance of up to 2,000,000,000 Common Shares, $.001 par value per share. Upon completion of this offering, 7,806,667 Common Shares, and no shares of Preferred Stock, will be issued and outstanding. However, it is the intention of the Board of Directors, under a power contained in the Charter, to classify and issue Preferred Shares with the voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as described in "--Preferred Shares" below. The Board of Directors, without any action by the shareholders of the Fund, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. Under Maryland law, the Fund's shareholders generally are not liable for the Fund's debts or obligations.

   All Common Shares offered by this Prospectus will be duly authorized, fully paid, and nonassessable. Common Shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund's stock. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "--Preferred Shares" below.

   Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to the Preferred Shares, the Common Shareholders will possess the exclusive voting power. See "--Preferred Shares" below. There is no cumulative voting in the election of directors, which means that, subject to the rights of Preferred Shareholders to separately elect directors, the holders of a majority of the outstanding shares entitled to vote in the election of directors can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

   Common Shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All Common Shares will have equal dividend, liquidation and other rights.

Power to Issue Additional Shares of Stock

   The Fund may increase the outstanding shares of stock without shareholder approval, unless shareholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund's securities may be listed or traded.

   The Fund has no present intention of offering additional Common Shares except under the Plan. See "Dividend Reinvestment Plan." Other offerings of the Fund's Common Shares, if made, will require approval of its Board of Directors. Any additional offering will be subject to the requirement of the 1940 Act that such shares may not be sold at a price below the then NAV, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of the holders of a majority of the Fund's outstanding Common Shares.

   As of the date of this Prospectus, Alliance owned of record and beneficially 100% of the outstanding Common Shares of the Fund, and thus, until the public offering of the Fund's Common Shares is completed, will control the Fund.

Preferred Shares

   The Charter authorizes the Board of Directors to classify any unissued shares of stock in one or more classes or series, including Preferred Shares, and to reclassify any previously classified but unissued shares of any series, as authorized by the Board of Directors. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Common Shareholders have no pre-emptive right to purchase any Preferred Shares that might be issued. It is anticipated the NAV per share of the Preferred Shares will equal its original purchase price per share plus accrued dividends per share.

   The Fund expects to make an offering of Preferred Shares (representing approximately 40% of the Fund's capital immediately after the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's determination to authorize the issuance of such shares. Although the terms of the Preferred Shares, including their dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Fund's Charter), the Fund believes that it is likely that the initial class of Preferred Shares will be structured to carry a relatively short-term dividend rate, by providing for the periodic adjustment of the dividend rate, through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be as stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

   Voting Rights. Except as otherwise indicated under "The Fund's Investments--Investment Objective and Policies" in this Prospectus and except as otherwise required by applicable law, Preferred Shareholders will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act), and will vote together with Common Shareholders as a single class.

   In connection with the election of the Fund's Directors, Preferred Shareholders, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. The Fund's Bylaws provide that, so long as any Preferred Shares are outstanding, the Fund will not have less than six Directors. In the unlikely event that two full years of accrued dividends are not paid on the Preferred Shares, the Preferred Shareholders, voting as a separate class, will be entitled to elect a majority of the Board of Directors of the Fund until all dividends in default have been paid or declared and set apart for payment.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Preferred Shares and Related Leverage."

   The discussion above describes the Board of Directors' present intention with respect to an offering of Preferred Shares. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Charter Documents. The Board of Directors, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered within the limits described above.

Certain Provisions of the Charter Documents

   The Fund has provisions in its Charter Documents that could limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's shareholders to amend the Charter Documents, effect changes in the Fund's management, or convert the Fund to open-end status. These provisions in the Charter Documents may be regarded as "anti-takeover" provisions. Pursuant to the Charter, at the first annual meeting of shareholders after this public offering, the Board of Directors will be divided into three classes of Directors. The initial terms of the first, second and third classes will expire in 2003, 2004 and 2005, respectively. Beginning in 2003, Directors of each class will be chosen for three-year terms upon the expiration of their current terms and each year one class of Directors will be elected by the Fund's shareholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund's business strategies and policies as determined by the Board of Directors.

   The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer, or prevent a tender offer or an attempt to change control of the Fund, although the tender offer or change in control might be in the best interest of the shareholders.

Removal of Directors

   A Director may be removed only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast in the election of such director. This provision, when coupled with the provision in the Charter authorizing only the Board of Directors to fill vacant directorships, precludes shareholders from removing incumbent Directors except for cause and by a substantial affirmative vote.

Amendment to the Charter

   Certain provisions of the Charter, including its provisions on classification of the Board of Directors and removal of Directors, may be amended only by approval of the Board and the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. Other provisions of the Charter may be amended by approval of the Board and the affirmative vote of holders of a majority of the aggregate number of votes entitled to be cast on the amendment. The required vote shall be in addition to the vote of the holders of shares of the Fund otherwise required by law or any agreement between the Fund and any national securities exchange.

Dissolution of the Company

   Subject to Board approval, the liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund must be approved by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. However, if a majority of the Continuing Directors (as such term is defined below) approves the liquidation or dissolution of the Fund, such action requires the affirmative vote of a majority of the votes entitled to be cast on the matter.

Anti-takeover Effect of Certain Provisions of Maryland Law and of the Charter and Bylaws

   The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the Fund's Common Shares, and, if issued, Preferred Shares, will be required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who were either members of the Board of Directors on the date of closing of the initial offering of Common Shares or who subsequently become Directors and whose election or nomination is approved by a majority of the Continuing Directors then on the Board). In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares, and, if issued, Preferred Shares, is required generally to authorize any of the following involving a corporation, person or entity that will be directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"), or to amend the provisions of the Charter relating to such transactions:

      (i) merger, consolidation or statutory share exchange of the Fund with or into any Principal Shareholder;

      (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash except upon (a) reinvestment of dividends pursuant to a dividend reinvestment plan of the Fund, (b) issuance of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund, or (c) a public offering by the Fund registered under the Securities Act of 1933;

      (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); and

      (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholders (except assets having an aggregate fair market value of less than $1,000,000 aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transaction within a twelve-month period).

   However, such vote would not be required when, under certain conditions, the Continuing Directors approve the transactions described in (i)-(iv) above, although in certain cases involving merger, consolidation or statutory shares exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the Common Shares, and, if issued, Preferred Shares voting separately by class, would nevertheless be required. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares, and, if issued, and Preferred Shares voting separately by class, is required to convert the Fund to an open-end investment company and to amend the Fund's Charter to effect any such conversion. See "Repurchase of Common Shares; Conversion to Open-End Fund."

   The provisions of the Charter Documents described above could have the effect of depriving the Common Shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Repurchase of Common Shares; Conversion to Open-End Fund." The overall effect of these provisions is to render difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

   Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund may, from time to time, repurchase or make a tender offer for its Common Shares, or convert to an open-end investment company in an attempt to reduce or eliminate significant market discounts from NAV. Subject to the Fund's policy with respect to borrowings, the Fund may incur debt to finance repurchases and tenders. The Fund will comply with the 1940 Act asset coverage requirements if such borrowings are made. Interest on such borrowing will reduce the Fund's net income.

   The Fund anticipates that the market price of its Common Shares will generally vary from NAV. The market price of the Fund's Common Shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's distributions, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's Common Shares may be the subject of repurchases or tender offers at NAV from time to time may reduce the spread between market price and NAV that might otherwise exist. There can be no assurance that share repurchases, tender offers, or conversion to an open-end investment company will take place or that, if they occur, they will result in the Fund's Common Shares trading at a price that is equal to their NAV or reduce or eliminate any market value discount.

   It should be recognized that any acquisition of Common Shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio and may also require require the redemption of a portion of any outstanding Preferred Shares in order to maintain coverage ratios. Because of the nature of the Fund's investment objective, policies and portfolio, the Fund does not anticipate that repurchases and tenders should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate Common Share repurchases or tenders.

   Common Shares that have been purchased by the Fund will be returned to the status of authorized but unissued Commons Shares. The purchase of Common Shares by the Fund will reduce the Fund's NAV.

   If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of the redemption.

   Before deciding whether to take any action if the Common Shares trade significantly below NAV, the Board of Directors would consider all relevant factors that they deemed relevant. Such factors may include the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a significant discount for a significant period of time, the Board of Directors may determine that no action should be taken. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate a discount to NAV.

                                  TAX MATTERS

Federal Tax Matters

   The following federal income tax discussion is based on the advice of Seward & Kissel LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, all as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly on a retroactive basis. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

   The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain annual distribution requirements, the Fund will not be subject to federal income or excise taxes on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. As noted above, the Fund intends to distribute to its shareholders all of its net investment income (and net capital gain, if any) for each taxable year.

   Because the Fund primarily invests in municipal obligations the interest on which is exempt from federal income tax, distributions to you out of tax-exempt interest income earned by the Fund will not be subject to federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT may be a specific preference item for purposes of the federal individual and corporate AMT.

   The Fund's distributions of net income (including any short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your Common Shares. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year.

   Distributions are taxable to you in the manner discussed above even if the distributions are paid from income or gains earned by the Fund before you bought shares (and thus were included in the price you paid for the shares).

   The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

   Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular circumstances.

California Tax Matters

   The following California income tax discussion is based on the provisions of the California Revenue and Taxation Code, regulations of the California Franchise Tax Board and other applicable authority, all as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly on a retroactive basis. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors.

   Provided that the Fund qualifies as a registered investment company, distributions to residents of California out of interest income earned by the Fund from California Municipal Bonds or U.S. Government securities are exempt from California personal income tax. Distributions of capital gains and other investment income will be subject to California personal income tax. Gain from the sale, exchange or other disposition of Common Shares will be subject to California personal income tax.

   Please refer to the SAI for more detailed information.

                                 UNDERWRITING

   Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC and Wells Fargo Van Kasper, LLC are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in the Fund's underwriting agreement dated January 28, 2002, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                   Number of
Underwriters                                                     Common Shares
------------                                                     -------------
Salomon Smith Barney Inc........................................   1,146,600
A.G. Edwards & Sons, Inc........................................   1,146,600
Prudential Securities Incorporated..............................   1,146,600
UBS Warburg LLC.................................................   1,146,600
Wells Fargo Van Kasper, LLC.....................................   1,146,600
CIBC World Markets Corp.........................................     136,500
Crowell, Weedon & Co............................................     136,500
Deutsche Banc Alex. Brown.......................................     136,500
First Union Securities, Inc.....................................     136,500
Merrill Lynch, Pierce, Fenner & Smith Incorporated..............     136,500
RBC Dain Rauscher Inc...........................................     136,500
U.S. Bancorp Piper Jaffray Inc..................................     136,500
Wedbush Morgan Securities Inc...................................     136,500
Advest, Inc.....................................................      97,500
Robert W. Baird & Co. Incorporated..............................      97,500
Fahnestock & Co. Inc............................................      97,500
Gruntal & Co., L.L.C............................................      97,500
Janney Montgomery Scott LLC.....................................      97,500
Legg Mason Wood Walker, Incorporated............................      97,500
Quick & Reilly, Inc.............................................      97,500
Sands Brothers & Co., Ltd.......................................      97,500
M.L. Stern & Co., Inc...........................................      97,500
TD Waterhouse Investor Services, Inc............................      97,500
                                                                   ---------
   Total........................................................   7,800,000
                                                                   ---------

   The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

   The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.45 per Common Share. The sales load the Fund will pay of $0.675 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before January 31, 2002. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 1,170,000 additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over- allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and Alliance have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, Alliance and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. As noted above, shares of closed-end funds, such as the Fund, frequently trade at a discount to NAV. The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance.

   The Fund and Alliance have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   Alliance has agreed to pay the amount by which the aggregate of all the Fund's organizational expenses and all offering costs (other than the sales load) exceed $0.03 per share.

   In connection with the requirements for listing the Common Shares on the Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market price at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the Exchange or otherwise.

   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, Alliance will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of
Section 14(a) of the 1940 Act.

   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

                         CUSTODIAN AND TRANSFER AGENT

   The Fund's securities and cash will be held under a Custodian Agreement by State Street Bank & Trust Company. The Fund's assets will be held under bank custodianship in compliance with the 1940 Act. Equiserve Trust Company, N.A. will act as the Fund's transfer agent, dividend-paying agent and registrar.

                                 LEGAL MATTERS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Seward & Kissel LLP and for the Underwriters by Simpson Thacher & Bartlett. Seward & Kissel LLP and Simpson Thacher & Bartlett will rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP for certain matters of Maryland law and Arter & Hadden LLP for certain matters of California law.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

          Use of Proceeds........................................   3
          Investment Objective and Policies......................   3
          Investment Restrictions................................  22
          Management of the Fund.................................  23
          Valuation of Securities................................  30
          Portfolio Transactions.................................  32
          Distributions..........................................  33
          Description of Shares..................................  34
          Certain Provisions in the Charter......................  40
          Repurchase of Fund Shares; Conversion to Open-End Fund.  43
          Tax Matters............................................  45
          Performance Related and Comparative Information........  52
          Custodian, Transfer Agent and Dividend Disbursing Agent  54
          Independent Auditors...................................  54
          Counsel................................................  54
          Registration Statement.................................  54
          Report of Independent Auditors.........................  56
          Financial Statements...................................  57
             Appendix A - Bond Ratings........................... A-1
             Appendix B - Futures Contracts and Related Options.. B-1
             Appendix C - Factors Pertaining to California....... C-1

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                               7,800,000 Shares

                Alliance California Municipal Income Fund, Inc.

                                 Common Shares

                                   --------

                              P R O S P E C T U S

                                            , 2002

                                   --------

                             Salomon Smith Barney
                           A.G. Edwards & Sons, Inc.
                             Prudential Securities
                                  UBS Warburg
                          Wells Fargo Van Kasper, LLC

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